INVESCO TAX-FREE INCOME FUNDS, INC.
              Supplement to Statement of Additional Information
                            dated November 1, 1997

The Section of the above Company's Statement of Additional Information entitled "The Funds and Their Management -- Sub-Advisory Agreement" is amended to (1) delete the third paragraph and (2) substitute the following new paragraph in its place:

            The Sub-Agreement provides that as compensation for its services, INVESCO Trust shall receive from IFG, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. With respect to the Tax-Free Intermediate Bond Fund, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.25% on the first $300 million of the Fund's average net assets, 0.20% on the next $200 million of the Fund's average net assets, and 0.15% on the Fund's average net assets in excess of $500 million; and effective January 1, 1998, 0.1667% on the first $300 million of the Fund's average net assets, 0.1333% on the next $200 million of the Fund's average net assets, and 0.107% on the Fund's average net assets in excess of $500 million. With respect to the Tax-Free Long-Term Bond Fund, the fee is calculated at the following annual rates: prior to January 1, 1998, 0.25% on the first $300 million of the Fund's average net assets and 0.20% on the Fund's average net assets in excess of $200 million; and effective January 1, 1998, 0.1833% on the first $300 million of the Fund's average net assets, 0.15% on the next $200 million of the Fund's average net assets, and 0.1167% on the Fund's average net assets in excess of $500 million.

The date of this supplement is December 31, 1997.